Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for Third Quarter Ended September 24, 2017

Cautionary Notes and Forward-Looking Statements  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 2

 Pullet placements are flat indicating modest potential production growth for the remainder of 2017 and into 2018. 2017 Pullet Placements Flat YTD Source: USDA 3 Intended Pullet Placements 7,609 8,240 5,000 5,500 6,000 6,500 7,000 7,500 8,000 8,500 9,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th ou sa nd H ea d Intended Pullet Placements 2016 2017 5 Year Average

Decline in Egg Productivity Offsetting Layer Growth Source: USDA 4  Hatching layers are up to counter less productive new breed and older flock, both of which generate fewer eggs per bird. 53,571 57,014 0 10,000 20,000 30,000 40,000 50,000 60,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th ou sa nd H ea d Broiler Type Hatching Layers 2016 2017 5 Year Average 1,881 1,840 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Egg Production Per 100 Layers 2016 2017 5 Year Average

5 84.00% 85.00% 86.00% 87.00% 88.00% 89.00% 90.00% 91.00% 92.00% 93.00% 94.00% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec % Hatchery Utilization 2016 2017 5 year avg. Hatchery Utilization Remains Close to Peak Levels

Lower Hatchability Reduces Impact of +2.7% YTD Egg Sets Source: USDA 6 180,000 185,000 190,000 195,000 200,000 205,000 210,000 215,000 220,000 225,000 T h o u s a n d s o f E g g s Chicken Egg Sets by Week - USDA 2015 2016 5 year avg 2017 79.50% 80.00% 80.50% 81.00% 81.50% 82.00% 82.50% 83.00% % Chicken Hatchability by Week - USDA 2015 2016 5 year avg 2017

2017 Chick Placements Modestly Higher Source: USDA 7

Avg Weight Trending Down; Jumbo Bird Share Not Growing After Significant Increase Since 2011 Source: USDA 8

Hurricane Impacting Cold Storage Inventories Source: USDA  Overall inventories rose in September due temporary reduction in demand because of hurricane-related logistical issues. 9 769 823 200 300 400 500 600 700 800 900 1,000 Ja n Fe b M ar Ap r M ay Ju n Ju l Au g Se p Oc t No v De c Chicken Cold Storage 2015 2016 2017 5 Year Average

After Strong Grilling Season, Cutout Values Moving Closer to Seasonal Trends Source: PPC 10 69.01 50.00 55.00 60.00 65.00 70.00 75.00 80.00 85.00 90.00 95.00 1/ 1 1/ 15 1/ 29 2/ 12 2/ 26 3/ 11 3/ 25 4/ 8 4/ 22 5/ 6 5/ 20 6/ 3 6/ 17 7/ 1 7/ 15 7/ 29 8/ 12 8/ 26 9/ 9 9/ 23 10 /7 10 /2 1 11 /4 11 /1 8 12 /2 12 /1 6 12 /3 0 Ce nt s/ Lb 2015 2016 2017 5 Year Avg Cutout Value

Wings Counter-seasonally Strong, Other Parts Tracking to 5-year Average


USDA Boneless/Skinless Breast NE
195.00
175.00
155.00
135.00
115.00
95.00
75.00
Cents/Lb
111.31
1/6/2017 1/20/2017 2/3/2017 2/17/2017 3/3/2017 3/17/2017 3/31/2017 4/14/2017 4/28/2017 5/12/2017 5/26/2017 6/9/2017 6/23/2017 7/7/2017 7/21/2017 8/4/2017 8/18/2017 9/1/2017 9/15/2017 9/29/2017 10/13/2017 10/27/2017 11/10/2017 11/24/2017 12/8/2017 12/22/2017
2015
2016
2017
5 Year Average


USDA Tenders NE
235.00
215.00
195.00
175.00
155.00
135.00
115.00
95.00
75.00
Cents/Lb
137.15
1/6/2017 1/20/2017 2/3/2017 2/17/2017 3/3/2017 3/17/2017 3/31/2017 4/14/2017 4/28/2017 5/12/2017 5/26/2017 6/9/2017 6/23/2017 7/7/2017 7/21/2017 8/4/2017 8/18/2017 9/1/2017 9/15/2017 9/29/2017 10/13/2017 10/27/2017 11/10/2017 11/24/2017 12/8/2017 12/22/2017
2015
2016
2017
5 Yr Average


USDA Leg Quarters
50.00
45.00
40.00
35.00
30.00
25.00
20.00
15.00
Cents/Lb
39.02
1/6/2017 1/20/2017 2/3/2017 2/17/2017 3/3/2017 3/17/2017 3/31/2017 4/14/2017 4/28/2017 5/12/2017 5/26/2017 6/9/2017 6/23/2017 7/7/2017 7/21/2017 8/4/2017 8/18/2017 9/1/2017 9/15/2017 9/29/2017 10/13/2017 10/27/2017 11/10/2017 11/24/2017 12/8/2017 12/22/2017
2015
2016
2017
5 Year Average


USDA Whole Wings NE
225.00
215.00
205.00
195.00
185.00
175.00
165.00
155.00
145.00
135.00
125.00
Cents/Lb
204.61
1/6/2017 1/20/2017 2/3/2017 2/17/2017 3/3/2017 3/17/2017 3/31/2017 4/14/2017 4/28/2017 5/12/2017 5/26/2017 6/9/2017 6/23/2017 7/7/2017 7/21/2017 8/4/2017 8/18/2017 9/1/2017 9/15/2017 9/29/2017 10/13/2017 10/27/2017 11/10/2017 11/24/2017 12/8/2017 12/22/2017
2015
2016
2017
5 Year Average

Source: USDA

Pilgrim's All about great taste. 11

12 Small Bird and Retail Contracts In-line with Seasonality and Above 2016 Source: EMI EMI WOG 2.5-4 LBS 82.3 60.00 65.00 70.00 75.00 80.00 85.00 90.00 95.00 100.00 105.00 110.00 1/2 /20 17 1/1 6/2 017 1/3 0/2 017 2/1 3/2 017 2/2 7/2 017 3/1 3/2 017 3/2 7/2 017 4/1 0/2 017 4/2 4/2 017 5/8 /20 17 5/2 2/2 017 6/5 /20 17 6/1 9/2 017 7/3 /20 17 7/1 7/2 017 7/3 1/2 017 8/1 4/2 017 8/2 8/2 017 9/1 1/2 017 9/2 5/2 017 10/ 9/2 017 10/ 23/ 201 7 11/ 6/2 017 11/ 20/ 201 7 12/ 4/2 017 12/ 18/ 201 7 $/L b. 2016 2017 5 Year Average

Corn Stocks to remain at high levels in ’17/18  After record stocks in 2016, 2017 stocks projected slightly lower but market remains well supplied.  USDA lowers global stocks-to-use for 2017. Source: USDA 13 72.2 89.9 94.1 92.8 78.5 73.4 67.9 93.7 109.4 103.2 125.7 121.8 50 60 70 80 90 100 110 120 130 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Global Corn Stocks Excluding China (Million Metric Tons) 12.4% 14.4% 14.9% 14.1% 11.7% 10.6% 10.2% 12.6% 14.0% 13.8% 15.1% 14.8% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 20 6 20 7 2008 2009 201 2011 2012 2013 2014 2015 2016 2017 Global Corn Stocks/Use Excluding China

Global Soybean Inventories Increasing  Global inventories of soybeans remain at record high levels, with expected growth in 2017.  USDA forecasts continued growth in oilseed demand in 2018 . Source: USDA 14 52.8 62.7 52.9 44.0 59.5 69.9 53.4 57.4 61.8 77.5 77.7 94.9 96.1 0 20 40 60 80 100 120 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017p Global Soybean Stocks (Million Metric Tons) 27.8% 23.0% 19.9% 25.0% 27.6% 20.8% 22.0% 22.4% 25.7% 24.7% 28.7% 27.9% 15.0% 17.0% 19.0% 21.0% 23.0% 25.0% 27.0% 29.0% 31.0% 33.0% 35.0% 2 06 2 07 2008 2009 2010 2011 201 2013 2014 2015 2016 2017p Global Soybean Stocks/Use

Third Quarter 2017 Financial Review  Strength across all US business units, GNP operations significantly improved, MX results above expectations.  SG&A higher due to addition of GNP and Moy Park, investments in brands in USA and Mexico, and $19MM non- recurring acquisition/restructuring.  Adjusted Q3-17 EBITDA well above Q3- 16 and was among the top quarterly performance in the U.S. Main Indicators ($M)** Q3-17 Q3-16 Net Revenue 2,793.9 2,495.3 Gross Profit 478.6 253.1 SG&A 106.4 76.3 Operating Income 372.2 176.8 Net Interest 22.5 18.9 Net Income 232.7 98.7 Earnings Per Share (EPS) 0.93 0.39 Adjusted EBITDA* 463.6 237.4 Adjusted EBITDA Margin* 16.6% 9.5% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP. ** Consolidated results include full-quarter of Moy Park, in accordance to U.S. GAAP. In $M U.S. EU MX Net Revenue 1,938.5 514.3 341.0 Adjusted Operating Income* 322.0 21.3 45.7 Adjusted Operating Income Margin* 16.6% 4.1% 13.4% 15 Source: PPC

Third Quarter 2017 Capital Spending Capex (US$M) Source: PPC  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects.  New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by yielding a more differentiated portfolio. 16 Capex (US$M)

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 17

APPENDIX 18

Appendix: EBITDA Reconciliation Source: PPC. “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. 19 Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 24, 2017 September 25, 2016 September 24, 2017 September 25, 2016 (In thousands) Net income $ 238,313 $ 101,965 $ 584,242 $ 394,685 Add: Interest expense, net 22,508 18,866 62,715 56,480 Income tax expense 113,396 53,819 278,046 202,979 Depreciation and amortization 71,763 58,718 204,625 174,128 Minus: Amortization of capitalized financing costs 1,181 970 3,129 2,859 EBITDA 444,799 232,398 1,126,499 825,413 Add: Foreign currency transaction loss (gains) (888) 4,569 (2,500) (1,769) Acquisition charges 15,039 — 15,039 — Restructuring charges 4,147 279 8,496 279 Minus: Net income (loss) attributable to noncontrolling interest (460) (130) 514 (334) Adjusted EBITDA $ 463,557 $ 237,376 $ 1,147,020 $ 824,257

Appendix: EBITDA Margin Reconciliation

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin

(Unaudited)	Thirteen Weeks Ended		Thirty-Nine Weeks Ended		Thirteen Weeks Ended		Thirty-Nine Weeks Ended	
	September 24, 2017	September 25, 2016	September 24, 2017	September 25, 2016	September 24, 2017	September 25, 2016	September 24, 2017	September 25, 2016
	(In thousands)							
Net income from continuing operations	$ 238,313	$ 101,965	$ 584,242	$ 394,685	8.53 %	4.09 %	7.28 %	5.26 %
Add:								
Interest expense, net	22,508	18,866	62,715	56,480	0.81 %	0.76 %	0.78 %	0.75 %
Income tax expense	113,396	53,819	278,046	202,979	4.06 %	2.16 %	3.46 %	2.70 %
Depreciation and amortization	71,763	58,718	204,625	174,128	2.57 %	2.35 %	2.55 %	2.32 %
Minus:								
Amortization of capitalized financing costs	1,181	970	3,129	2,859	0.04 %	0.04 %	0.04 %	0.04 %
EBITDA	444,799	232,398	1,126,499	825,413	15.92 %	9.32 %	14.03 %	10.99 %
Add:								
Foreign currency transaction gains	(888)	4,569	(2,500)	(1,769)	(0.03)%	0.18 %	(0.03)%	(0.02)%
Acquisition charges	15,039	—	15,039	—	0.54 %	— %	0.19 %	— %
Restructuring charges	4,147	279	8,496	279	0.15 %	0.01 %	0.11 %	— %
Minus:								
Net income (loss) attributable to noncontrolling interest	(460)	(130)	514	(334)	(0.02)%	(0.01)%	0.01 %	— %
Adjusted EBITDA	$ 463,557	$ 237,376	$ 1,147,020	$ 824,257	16.59 %	9.52 %	14.28 %	10.98 %
Net Revenue:	$ 2,793,885	$ 2,495,281	$ 8,025,511	$ 7,507,681	$ 2,793,885	$ 2,495,281	$ 8,025,511	$ 7,507,681

Source: PPC

Pilgrim's All about great taste.
20

Appendix: Reconciliation of Adjusted Earnings 21 Source: PPC. A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Earnings (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 24, 2017 September 25, 2016 September 24, 2017 September 25, 2016 (In thousands, except per share data) Net income attributable to Pilgrim's Pride Corporation $ 232,680 $ 98,657 $ 560,242 $ 369,914 Loss on early extinguishment of debt — — — — Acquisition and restructuring charges, net of taxes 12,988 — 15,980 — Foreign currency transaction gains (888) 4,569 (2,500) (1,769) Income before loss on early extinguishment of debt and foreign currency transaction gains 244,780 103,226 573,722 368,145 Weighted average diluted shares of common stock outstanding 248,988 254,920 248,962 255,037 Income before loss on early extinguishment of debt and foreign currency transaction gains per common diluted share $ 0.98 $ 0.41 $ 2.30 $ 1.44

Appendix: Adjusted EPS Bridge 22 Source: PPC. A reconciliation of GAAP earnings per share (EPS) to adjusted earnings per share (EPS) is as follows: Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 24, 2017 September 25, 2016 September 24, 2017 September 25, 2016 (In thousands, except per share data) GAAP EPS $ 0.93 $ 0.39 $ 2.25 $ 1.45 Loss on early extinguishment of debt — — — — Acquisition and restructuring charges, net of taxes 0.05 — 0.06 — Foreign currency transaction gains — 0.02 (0.01) (0.01) Adjusted EPS $ 0.98 $ 0.41 $ 2.30 $ 1.44 Weighted average diluted shares of common stock outstanding 248,988 254,920 248,962 255,037

Appendix: Segment and Geographic Data 23 Source: PPC. Source: PPC PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data Thirteen Weeks Ended Thirty-Nine Weeks Ended September 24, 2017 September 25, 2016 September 24, 2017 September 25, 2016 (Unaudited) (In thousands) Sources of net sales by country of origin: US: $ 1,938,542 $ 1,724,625 $ 5,557,089 $ 5,072,351 Mexico: 341,018 307,096 994,568 950,622 Europe: 514,325 463,560 1,473,854 1,484,708 Total net sales: $ 2,793,885 $ 2,495,281 $ 8,025,511 $ 7,507,681 Sources of cost of sales by country of origin: US: $ 1,561,333 $ 1,545,289 $ 4,656,825 $ 4,470,648 Mexico: 286,617 276,366 822,822 818,749 Europe: 467,374 420,590 1,336,123 1,343,242 Elimination: (23) (24) (69) (71) Total cost of sales: $ 2,315,301 $ 2,242,221 $ 6,815,701 $ 6,632,568 Sources of gross profit by country of origin: US: $ 377,209 $ 179,336 $ 900,262 $ 601,703 Mexico: 54,401 30,730 171,745 131,874 Europe: 46,951 42,970 137,734 141,466 Elimination: 23 24 69 70 Total gross profit: $ 478,584 $ 253,060 $ 1,209,810 $ 875,113 Sources of operating income by country of origin: US: $ 307,962 $ 141,195 $ 719,121 $ 480,280 Mexico: 45,692 22,603 146,241 108,856 Europe: 18,569 13,027 51,874 55,841 Elimination: 23 23 69 71 Total operating income: $ 372,246 $ 176,848 $ 917,305 $ 645,048